                    OPPENHEIMER CAPITAL PRESERVATION FUND

                    Supplement dated March 31, 2003 to the
 Statement of Additional Information dated December 23, 2002 revised February
                                   21, 2003

1.    Effective  March 31, 2003, Mr. Benjamin  Lipstein  retired as a Trustee.
    Therefore,  the Statement of Additional Information is revised by deleting the biography for Mr. Lipstein on page 41.

2.    In the Trustee  compensation table on page 45, the following footnote is added following the name of Mr. Lipstein:

      8. Effective March 31, 2003, Mr. Lipstein retired as a Trustee.

March 31, 2003                                                      PX0755.006